EXHIBIT 10.20

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, HAS BEEN ACQUIRED FOR INVESTMENT, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW IS IN EFFECT WITH REGARD THERETO OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE SALE, TRANSFER OR ASSIGNMENT OF THIS WARRANT IS SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER TERMS AND CONDITIONS CONTAINED IN A CERTAIN AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT COMPLIANCE WITH THE TERMS THEREOF.  THE COMPANY WILL FURNISH A COPY OF THE FULL TEXT OF SUCH RESTRICTIONS TO THE HOLDER OF RECORD OF THIS WARRANT UPON WRITTEN REQUEST AND WITHOUT CHARGE.

No. W-D-[____]	For the Purchase of
Date of Issuance: [______]	[____] Shares of
Series D Convertible Preferred Stock

WARRANT FOR THE PURCHASE OF
[____] SHARES OF
SERIES D CONVERTIBLE PREFERRED STOCK
OF
NEXX SYSTEMS, INC.
(A Delaware corporation)

VOID AFTER 5:00 P.M., BOSTON, MASSACHUSETTS TIME,
ON OCTOBER 26, 2015

NEXX Systems, Inc., a Delaware corporation (the “Company”), hereby certifies that [______], or its registered assigns (the “Registered Holder”), are entitled, subject to the terms set forth below, to acquire from the Company upon exercise or conversion of this Warrant, at any time or from time to time on or before October 26, 2015 (the “Expiration Date”) at not later than 5:00 p.m., Boston, Massachusetts Time, [_______] shares of the Company’s Series D Convertible Preferred Stock, $.001 par value per share  (the “Shares”), at a purchase price of $0.01 per Share.  The number of Shares purchasable upon exercise of this Warrant, and the purchase price per Share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Shares” and the “Purchase Price,” respectively.

1.           Exercise.

(a)           This Warrant may be exercised by the Registered Holder, in whole or in part, at any time on or before the Expiration Date (provided that if such date shall fall on a weekend or United States holiday, this Warrant may be exercised on the next succeeding business day), in each case by surrendering this Warrant, with the exercise form attached hereto as Exhibit A duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Shares purchased upon such exercise.

(b)           Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the "Exercise Date").  At such time, the person or persons in whose name or names any certificates for Shares are to be issuable as provided in subsection 1(c) below shall become the holder or holders of record of the Shares so required to be represented by such certificates.

(c)           As soon as practicable after the exercise of this Warrant in part and in compliance with subsection 1(a) above, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or, subject to the terms and conditions hereof, to such other person or place as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Shares equal (without giving effect to any adjustment therein) to the number of such Shares called for on the face of this Warrant minus the number of such Shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

2.	Adjustments.

(a)          If the Company’s outstanding Shares shall be subdivided into a greater Number of Shares or a dividend in Shares or any security convertible into Shares shall be paid in respect of Shares, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding Shares shall be combined into a smaller Shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  When any adjustment is required to be made in the Purchase Price, the number of Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(b)           If there shall occur any capital reorganization or reclassification of the Company’s Shares (other than a subdivision or combination as provided for in subsection 2(a) above), then, as part of any such reorganization or reclassification, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and number of Shares or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization or reclassification, such Registered Holder had held the number of Shares which were then purchasable upon the exercise of this Warrant.  In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any Shares or other securities or property thereafter deliverable upon the exercise of this Warrant.

(c)           The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

(d)           When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.  Such certificate shall also set forth the kind and amount of Shares or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2.

3.           Fractional Shares.  The Company shall not be required upon the exercise or conversion of this Warrant to issue any fractional Shares, but shall make an adjustment therefor in cash on the basis of the then Fair Market Value of the Shares, as determined pursuant to subsection 1(b) above.

4.           Limitation on Sales, etc.

(a)            Each holder of this Warrant acknowledges that this Warrant and the Shares have not been registered under the Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Shares issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Shares and registration or qualification of this Warrant or such Shares under any applicable state securities or “blue sky” law then in effect, or (ii) the delivery to the Company of an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

(b)            Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

(c)            Each certificate representing Shares shall bear a legend substantially in the following form:

“These Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, has been acquired for investment, and may not be sold, pledged, hypothecated or otherwise transferred unless a registration statement under the Act and applicable state law is in effect with regard thereto or unless an exemption from such registration is available.”

The foregoing legend shall be removed from the certificates representing any Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

(d)            In addition, without limiting the generality of the foregoing, the Company may delay for not more than thirty (30) days issuance of the Shares until completion of any action or obtaining of any consent, which, in the opinion of counsel to the Company, is required under any applicable law (including without limitation state securities or “blue sky” laws), provided that the Company shall use its best efforts to complete such action or obtain such consent as soon as possible.

5.           Investment Purpose.  The holder of this Warrant, by acceptance hereof, represents and warrants that this Warrant has been acquired for investment only and not with a view to, or for sale in connection with, a distribution thereof and not with a view to its resale, and that this Warrant has been acquired for the holder’s own account and not with a view to its division among others, and that no other person has any direct or indirect beneficial interest in this Warrant.

6.           Liquidating Dividends.  If the Company pays a dividend or makes a distribution on the Shares payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a dividend payable in Shares (a “Liquidating Dividend”), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise or conversion hereof, in addition to the Shares purchased upon such exercise or conversion, the Liquidating Dividend which would have been paid to such Registered Holder if it had been the owner of record of such Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Shares entitled to such dividends or distribution are to be determined.

7.            No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

8.           Notices of Record Date, etc.  In case:

(a)           the Company shall take a record of the holders of its Shares (or other securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any Shares of any class or any other securities, or to receive any other right or for determining which stockholders are entitled to notice of a meeting of stockholders or to execute an action by written consent without a meeting; or

(b)           of any capital reorganization of the Company, any reclassification of the Shares of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution, right, meeting or action without a meeting, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Shares (or such other securities at the time deliverable upon the exercise or conversion of this Warrant) shall be entitled to exchange their Shares (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

9.           Reservation of Shares.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise or conversion of this Warrant, such Shares and other securities and property as from time to time shall be issuable upon the exercise or conversion of this Warrant.

10.         Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

11.         Warrant Register; Transfers

(a)           The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant.  Any Registered Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

(b)           Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12.         Termination Upon Certain Events.  In the event that the Company proposes at any time (a) to effect a sale of all or substantially all of the assets of the Company to, (b) to effect a merger or consolidation of the Company with or into, any other entity (other than (i) a merger in which the sole consideration delivered to the securityholders (including the Registered Holder) of the Company consists of equity securities of the surviving corporation, or (ii) a merger, the sole purpose of which is to change the state of incorporation of the Company), (c) to effect a dissolution or the adoption of a plan of liquidation of the Company, or (d) to effect  an underwritten public offering of the Company’s Common Stock (or other securities)  (the “IPO”), then, in connection with each such event, the Company shall give the Registered Holder (1) at least 20 days prior written notice of the date on which the same will take place (and specifying the date on which the holders of Shares (or other securities) of the Company will be entitled to exchange their Shares (or others securities) of the Company for securities or other property deliverable upon the occurrence of such event), with respect to the matters referred to in (a) through (c); and (2) in the case of the matter referred to in (d) above, to exercise all or a portion of this Warrant prior to the IPO.  In the event that the Registered Holder does not exercise its rights under this Warrant within said twenty (20) day period, then, upon the expiration of such time period, this Warrant shall terminate and become null and void.

13.         Mailing of Notices, etc.  All notices and other communications hereunder must be given in writing and either (a) delivered in person, (b) sent by a reputable courier service guaranteeing delivery within one business day, (c) telecopied, provided electronic confirmation of successful transmission is received by the sending party and a confirmation copy is sent on the same day as the telecopy transmission by certified mail, return receipt requested, or (d) mailed by certified or registered mail, postage prepaid, receipt requested as follows:

If to Company, addressed to:

NEXX Systems, LLC
900 Middlesex Turnpike, Building #6
Billerica, MA 01821-3904
Attention: President
Fax:  978-932-2099

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C.
One Financial Center
Boston, MA 02110
Attn: Neil H. Aronson, Esq.
Fax: (617) 542-2241

If to Registered Holder, addressed to:

[_____]

15.           No Rights as Stockholder.  Until the exercise or conversion of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

16.           Change or Waiver.  Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

17.           Headings.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

18.           Governing Law.  This Warrant will be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles hereof.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of the date first set forth above.

NEXX Systems, Inc.

By:    ________________________________
                Name:  Stanley D. Piekos
Title:  Vice President, Finance

Warrant Number: [_____]
Series D Shares: [_____]

EXHIBIT A

EXERCISE FORM

Date:  __________________

To:           NEXX System, Inc.

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. W-64), hereby irrevocably (a) __elects to purchase ____________ Shares (the “Shares”) covered by such Warrant and herewith makes payment of $__________, representing the full purchase price for such Shares at the price per Share provided for in such Warrant or (b) __elects to convert such Warrant into __ Shares pursuant to the terms of the Warrant.

The undersigned is aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws.  The undersigned understands that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements of the undersigned in this Purchase Form.

The undersigned represents and warrants that (a) it has been furnished with all information which it deems necessary to evaluate the merits and risks of acquiring the Shares; (b) it has had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to its satisfaction; (c) it has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (d) it has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

The undersigned hereby represents and warrant that it is acquiring the Shares for its own account for investment and not with a view to the sale or distribution of all or any part of the Shares.

The undersigned understands that because the Shares have not been registered under the 1933 Act, it must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

  The undersigned agrees that it will in no event sell or distribute or otherwise dispose of all or any part of the Shares  unless (a) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (b) the Company receives an opinion of legal counsel to the undersigned stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.  The undersigned consents to the placing of a legend on its certificate, if any, for the Shares stating that the Shares have not been registered. and setting forth or referring to the restrictions on transfer described herein and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally transferred or resold in accordance with the terms of such restrictions.

The undersigned has considered the Federal and state income tax implications of the exercise of the Warrant and the purchase and subsequent sale of the Shares.

Signature:  __________________________________

Title: ______________________________________

Date:   _____________________________________